T. Rowe Price Diversified Mid-Cap Growth Fund

Supplement to Prospectus and Summary Prospectus dated March 4, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective March 31, 2026, Dante Pearson will join Donald J. Peters as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective December 31, 2026, Mr. Peters will step down from his role on the fund and Mr. Pearson will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Pearson joined T. Rowe Price in 2017.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective March 31, 2026, Dante Pearson will join Donald J. Peters as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective December 31, 2026, Mr. Peters will step down from his role on the fund and Mr. Pearson will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Pearson joined the Firm in 2017, and his investment experience dates from 2013. During the past five years, he has served as an equity research analyst and an associate portfolio manager (beginning in 2024).

The date of this supplement is September 30, 2025.

F149-041   9/30/25